DIREXION SHARES ETF TRUST

Direxion Daily India Bull 3X Shares (INDL)

Supplement dated November 4, 2016 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated February 29, 2016, as last supplemented September 30, 2016

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the name, investment objective, investment strategy and underlying index of the Direxion Daily India Bull 3X Shares (the “Fund”).

Effective January 3, 2017, the Fund’s name and underlying index will change as shown in the table below and all references to the Fund’s Current Name and Current Index in the Summary Prospectus, Prospectus and SAI will be replaced with the New Fund Name and New Index:

Current Fund Name	Current Index	New Fund Name	New Index
Direxion Daily India Bull 3X Shares	Indus India Index	Direxion Daily MSCI India Bull 3X Shares	MSCI India Index

Effective January 3, 2017, all descriptions of the Fund’s Current Index in the Fund’s Summary Prospectus, Prospectus and SAI will be replaced with the following description of the New Index:

New Index Description

MSCI India Index

The Index is provided by MSCI Inc. (the “Index Provider”). The Index is designed to measure the performance of the large- and mid-capitalization equity securities of the Indian market. Securities are selected based on the MSCI Global Investable Indexes Methodology as defined by the Index Provider. All component securities in the Index are classified per the Global Industry Classification Standard (GICS). The Index is reviewed quarterly and rebalanced semi-annually. As of September 30, 2016, the Index had 74 constituents. As of September 30, 2016, the Index had a median market capitalization of $2.6 billion and included companies with market capitalizations ranging from $687 million to $31.4 billion. As of September 30, 2016, the Index was concentrated in the information technology and financials sectors.

In addition, on page 5 of the Fund’s Summary Prospectus and on page 115 of the Fund’s statutory Prospectus, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:

The Index’s annualized historical volatility rate for the five-year period ended December 31, 2015 was 21.51%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.42% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2015 was -2.41%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.

Also, on pages 3, 5 and 6 of the Fund’s Summary Prospectus under “Principal Investment Risks,” and on pages 112, 115 and 116 of the Fund’s statutory Prospectus, the Consumer Staples Sector Risk, Healthcare Sector Risk and Industrials Sector Risk are removed for the Fund.

Finally, on page 606 of the statutory Prospectus, in the section titled “Additional Information Regarding Investment Techniques and Policies - Market Volatility,” the table titled “Table 2 – Historic Volatility of each Fund’s Benchmark Index” is revised as follows to include the New Index’s annualized volatility rate for the five-year period ended December 31, 2015:

Index	5-Year Historical Volatility Rate
MSCI India Index	21.51%

For more information, please contact the Fund at (866) 476-7523.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.